February 9, 2012

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

Supplement to Prospectus

dated April 1, 2011

                  The Board of Directors of Dreyfus Connecticut Municipal Money Market Fund, Inc. (the “Fund”) has approved the liquidation of the Fund, effective on or about March 28, 2012 (the “Liquidation Date”).  Accordingly, effective on or about February 22, 2012, no new or subsequent investments in the Fund will be permitted, except that subsequent investments will be permitted until the Liquidation Date when made (i) in any Fund accounts that are in existence as of February 22, 2012 and that serve as “sweep accounts”, (ii) by participants in group retirement plans (and their successor plans) if the Fund was established as an investment option under the plans before February 22, 2012, or (iii) pursuant to the Fund’s automatic investment plans and dividend reinvestment.

                  Please note that checks presented for payment to the Fund’s transfer agent pursuant to the Fund’s Checkwriting Privilege after the Fund’s liquidation will not be honored.

                  Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“DWWD”), except that Fund shares held on the Liquidation Date in Dreyfus-sponsored 403(b)(7) plans will be exchanged for Class I shares of Dreyfus Liquid Assets, Inc. (“DLA”), to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DWWD or DLA by calling 1-800-DREYFUS.